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                                 FIBERCHEM, INC.

                          FORM OF ELECTION TO PURCHASE
                    (To be executed by the registered Holder
                  if such Holder desires to exercise Warrants)

     The undersigned registered Holder hereby irrevocably elects to exercise the right of purchase represented by this Warrant Certificate for, and to purchase, _______________Shares hereunder, and herewith tenders in payment for such Shares cash, a wire transfer, a certified check or a banker's draft payable to the order of FiberChem, Inc. in the amount of__________________________, all in accordance with the terms hereof. The undersigned requests that a share certificate for such Shares be registered in the name of and delivered to:
_____________________________________________________________________________

(Please Print Name and Address)
______________________________________________________________________________

______________________________________________________________________________

and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant Certificate for the balance remaining of the Shares purchasable hereunder be registered in the name of the undersigned Warrant Holder or his Assignee as below indicated and delivered to the address stated below.

DATED:
________________________________________________________________________________

Name of Warrant Holder:
________________________________________________________________________________

(Please Print)

Address:________________________________________________________________________


Signature:
________________________________________________________________________________

Note:     The above signature must correspond in all respects with the name of the Holder as specified on the face of this Warrant Certificate, without alteration or enlargement or any change whatsoever, unless the Warrants represented by this Warrant Certificate have been assigned.


IN CONNECTION WITH THIS ELECTION TO PURCHASE, THE WARRANT HOLDER MUST DELIVER TO THE COMPANY (I) A WRITTEN CERTIFICATION THAT SUCH HOLDER IS NOT A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")), AND THAT THE WARRANTS ARE NOT BEING EXERCISED ON BEHALF OF,

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OR FOR THE ACCOUNT OR BENEFIT OF, A "U.S. PERSON" (AS DEFINED IN REGULATION S
UNDER THE SECURITIES ACT), OR (II) A WRITTEN OPINION OF UNITED STATES LEGAL COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


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